AMENDMENT NUMBER FIVE
                                        TO
                            AVONDALE INDUSTRIES, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN


               WHEREAS,   Avondale   Industries,   Inc.,  a  corporation
          organized and existing under the laws of the State of Louisiana, adopted the Avondale Industries, Inc. Employee Stock Ownership Plan (the "Plan") effective September 1, 1985, said Plan has been amended from time to time, said Plan was amended and restated on December 28, 1994 effective January 1, 1989;

               WHEREAS, Avondale Industries, Inc. reserved the right to amend the Plan by resolution of the Board of Directors;

               WHEREAS, it is desirable to amend the Plan to clarify the Plan's reemployment rules, to permit a distribution without Participant consent of Accounts valued at $5,000 or less effective January 1, 1998, to permit Participants who attain age of 70 1/2 in 1996, 1997, or 1998 to elect to commence distributions or defer receipt of distributions until retirement, to further revise the definition of Required Beginning Date to conform to the Small Business Job Protection Act of 1996 as interpreted by recent IRS Announcements and Notices, and to make other revisions and clarifications;

               NOW, THEREFORE, as authorized by Section 11.1, the Plan is hereby amended, effective January 1, 1997, unless stated otherwise, as follows:

                                        I.

               Article I, Section 1.15A, Employment Year, is amended and restated to read as follows:

                    1.15A Employment  Year  shall  mean  the twelve
               consecutive month period of employment commencing on the date the Employee performs his first Hour of Service for the Employer and each anniversary thereof. The Employment Year for a reemployed Eligible Employee is determined in Section 2.3.

                                       II.

               Article I, Section 1.33, Service Termination Date, is added effective with respect to each Employee as of his Employment Year beginning on or after January 1, 1997:

                    1.33 Service Termination Date shall mean the earliest of the following:

                        (a)  the date on which an Employee resigns,
                             is discharged, retires or dies;

                        (b)  the first anniversary  of  the date on
                             which an Employee is laid off,  starts
                             an authorized leave of absence, or  is
                             absent  from work for any other reason
                             (other than  those  instances  covered
                             under   paragraphs   (a)   and   (c)),
                             including  holidays,  paid  vacations,
                             sick leaves and absence on account  of
                             disability;

                        (c)  the  second anniversary of the date on
                             which an Employee commenced a Parental
                             Absence,  if such Employee has not yet
                             returned to  work with a Participating
                             or Non-Participating Employer.

                                       III.

               Article   II,   Section   2.3,  Participation   Following
          Reemployment, is amended and restated to read as follows:

                    2.3  Reemployment of an  Eligible  Employee  or
               Former  Participant.    The  following  reemployment
               rules apply:

                        a.   Resetting the  Employment Year.  If an
                             Eligible Employee  is  reemployed  his
                             Employment  Year is reset based on his
                             reemployment  date  if  the  following
                             conditions are met:

                             i.   the  Eligible  Employee  is   not
                                  reemployed until after the end of
                                  the   Employment   Year   of  his
                                  Service Termination Date, and

                             ii.  the  Eligible Employee has a  One
                                  Year  Break  in  Service  in  the
                                  Employment   Year  prior  to  the
                                  Employment    Year     of     his
                                  reemployment date.

                        b.   Reemployment  of a Former Participant.
                             Except as provided  in Section 2.3(d),
                             a "Former Participant"  is an Employee
                             who  terminated employment  after  the
                             Entry Date following the date on which
                             he met  the  requirements  of  Section
                             2.1.   A  Former  Participant  who  is
                             reemployed  shall be treated as if his
                             employment  was  not broken.  His past
                             Years  of  Service  for   purposes  of
                             vesting will be added to any  Years of
                             Service earned after reemployment.

                        c.   Reemployment of a Non-Participant.

                             i.   If  an Eligible Employee who  had
                                  not  become   a   Participant  is
                                  reemployed  and  his   Employment
                                  Year  is not reset, he becomes  a
                                  Participant  on  the  first Entry
                                  Date    after    he   meets   the
                                  requirements of Sections 1.13 and
                                  2.1.

                             ii.  If an Eligible Employee  who  had
                                  not   become   a  Participant  is
                                  reemployed  and  his   Employment
                                  Year  is  reset,  he  becomes   a
                                  Participant  on  the  first Entry
                                  Date    after    he   meets   the
                                  requirements  of   Sections  1.13
                                  and 2.1.  Hours of Service  prior
                                  to     reemployment    are    not
                                  considered    for   purposes   of
                                  determining    eligibility     to
                                  participate.

                             iii. If  an  Eligible Employee who had
                                  previously  met  the requirements
                                  of Sections 1.13 and  2.1 but had
                                  not   yet  become  a  Participant
                                  because he was not employed on an
                                  Entry Date  is reemployed and his
                                  Employment Year  is not reset, he
                                  shall become a Participant  as of
                                  the  first  Entry  Date following
                                  reemployment.   If such  Eligible
                                  Employee  is reemployed  and  his
                                  Employment   Year  is  reset,  he
                                  shall become a Participant on the
                                  first  Entry Date  following  the
                                  completion   of   one   Year   of
                                  Service.

                        d.   Reemployment       of       Non-Vested
                             Participant.  If a Participant who was
                             not   fully  vested  in  his  Employer
                             Contribution     Account    terminates
                             employment  and  is  reemployed  after
                             incurring  the  greater  of  (i)  five
                             consecutive One Year Breaks in Service
                             or (ii) the aggregate  number of Years
                             of  Service  prior to termination,  he
                             shall be treated as a new employee for
                             purposes of vesting  and  any Years of
                             Service  accumulated by him  prior  to
                             termination shall be disregarded.  For
                             purposes of participation, see Section
                             2.3(b).

                        e.   Reemployment  of  Vested  Participant.
                             If a Participant who was fully  vested
                             in  his  Employer Contribution Account
                             terminates     employment    and    is
                             reemployed after  any  number  of  One
                             Year  Breaks  in  Service, he shall be
                             reinstated as a Participant,  if he is
                             an  Eligible Employee, as of the  date
                             he first  performs  an Hour of Service
                             following reemployment.   However, his
                             Employment  Year  may  be  reset   for
                             vesting  purposes  based  on the rules
                             stated in Section 2.3(a).

                                       III.

               The last paragraph of Article IV, Section 4.3 is hereby deleted.

                                       IV.

               Article IV, Section 4.4, Reemployment, is amended and restated to read as follows:

                    4.4 Reemployment.   Years  of  Service prior to
                        reemployment  may be considered,  but  only
                        under   the  circumstances   described   in
                        Section 2.3.

                                        V.

               Article VII, Section 7.9, Notice, is amended, effective January 1, 1998, to insert the following as the first three sentences:

                    The notice required by Section 1.411(a)-11(c) of the Income Tax Regulations must be provided to a Participant no less than 30 days and no more than 90 days before the date of distribution. The notice explains a Participant's right to defer receipt of a distribution if his Vested Interest exceeds $5,000 ($3,500 prior to January 1, 1998). A
                    Participant will also receive an explanation of his distribution options no less than 30 days and no more than 90 days before the date of distribution.


                                       VI.

               Article VII, Section 7.10, Minimum Required Distribution, is amended and restated to read as follows:

                    7.10 Minimum Required Distributions. The following provisions apply in the event that a Participant reaches his Required Beginning Date, as defined below:

                        (a)  Such   Participant   is   required  to
                             receive    a    benefit   unless   the
                             provisions stated below apply.

                        (b)  If the Participant  elects  a lump-sum
                             benefit or an annuity, the date  as of
                             which  an  annuity benefit or lump sum
                             benefit is required to begin, shall be
                             no   later  than   the   Participant's
                             Required Beginning Date.

                        (c)  If the  Participant  elects to be paid
                             in  annual  installments,  two  annual
                             installments  may  be made in the year
                             of    the    Participant's    Required
                             Beginning  Date.    Subsequent  annual
                             installments  must  be   made  by  the
                             December 31 of that year.   The  first
                             payment  applicable  to  the  year  in
                             which  the Participant attained age 70
                             1/2 or,  if  later, retired, cannot be
                             made  later  than   the  Participant's
                             Required Beginning Date.   The  second
                             annual installment must be made by the
                             December 31 immediately following  the
                             Participant's Required Beginning Date.

                    Required Beginning Date shall mean, for anyone,
               other than a 5% owner (as defined in Code Section 416(i)(1)(B)(i)), who obtains age 70-1/2 after December 31, 1998, April 1st of the calendar year following the later of (a) the calendar year in which the Employee attains age 70-1/2, or (b) the calendar year in which the Employee terminates employment with the Employer.

                    A  Participant  (other  than  a  5% owner)  who
               attained  the  age  of  70-1/2 in 1996 and  has  not
               retired by the end of 1996 may (i) delay commencement of minimum distributions until no later than April 1 following the calendar year in which the Participant retires from employment with the Employer or (ii) request make-up distributions for payments that would have been made in 1997. Such make-up distributions must be made by December 31, 1997.

                    A  Participant  (other than  a  5%  owner)  who
               attains the age of 70-1/2 in 1997 or 1998 and remains employed with an Employer, may elect to delay commencement of minimum distributions until no later than April 1 following the calendar year in which the Participant retires from employment with an Employer.

                    A  Participant,  other  than a  5%  owner,  who
               attained age 70-1/2 before 1997 but did not retire from employment with a Participating Employer before January 1, 1997, may elect at any time prior to December 31, 1997, with the consent of his spouse and subject to the terms of any applicable qualified domestic relations order, to cease further distributions until a later date. Pursuant to IRS Notice 97-75 Q&A-8(b), if such Participant elects to cease minimum distributions, there will be no new annuity starting date upon recommencement.

                    The  Required  Beginning  Date of a Participant
               who  is  a five percent owner (as  defined  in  Code
               Section 416(i)(1)(B)(i)) of the Employer shall be April 1st following the calendar year in which the Participant reaches age 70-1/2.

                    For  Plan  Years beginning prior to January  1,
               1997, Required Beginning Date was defined as April 1st of the calendar year following the calendar year in which a Participant attains age 70-1/2.

               IN WITNESS WHEREOF, Avondale Industries, Inc. has caused this amendment to be executed in multiple originals by its officers thereunto duly authorized and its corporate seal to be hereunto affixed, as of the 30th day of December, 1997.

                                           AVONDALE INDUSTRIES, INC


                                           BY:    /s/ Thomas M. Kitchen
                                                  ---------------------
                                                      Thomas M. Kitchen,
                                                      Secretary



          ATTEST

          /s/ Eugene K. Simon, Jr.
          ------------------------
          (Corporate Seal)

                                  ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF JEFFERSON

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Amendment Number Five to the Avondale Industries, Inc. Employee Stock Ownership Plan as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.


                                                  /s/ Thomas M. Kitchen
                                                  ---------------------
                                                      Thomas M. Kitchen



          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 30TH DAY
          OF DECEMBER, 1997.

          /s/ Rudolph R. Ramelli
          ----------------------
          NOTARY PUBLIC